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                                                                   EXHIBIT 10.16


                            ANALYTICAL SURVEYS, INC.
              OFFICER AND EMPLOYEE RECRUITMENT STOCK INCENTIVE PLAN


                                    SECTION I
                                  INTRODUCTION

         1.1 Establishment. Analytical Surveys, Inc. hereby establishes the Analytical Surveys, Inc. Officer Recruitment Stock Incentive Plan.

         1.2 Purposes. The Plan is provided in order to assist the Company in recruiting new officers and employees by providing them an inducement to acquire a proprietary interest in the Company, to gain an added incentive to advance the interests of the Company, and to remain affiliated with the Company.


                                    SECTION 2
                                   DEFINITIONS

         2.1 Definitions. The following terms shall have the meanings set forth below:

             (a) "Approved Transaction" has the meaning set forth in
Section 5.2.

             (b) "Award" means an award of Options granted under the Plan.

             (c) "Award Agreement" means the written document, in such form as is determined by the Committee from time to time, which reflects the terms and conditions of an Award to an Eligible Employee.

             (d) "Board" means the Board of Directors of the Company.

             (e) "Cause" means, unless otherwise defined in the Award Agreement or in any employment agreement between the Company and the Eligible Employee:

                  (i) an Eligible Employee's willful or gross misconduct, or willful or gross negligence, in the performance of his or her duties for the Employer, after prior written notice of such misconduct or negligence and the continuance thereof for a period of 30 days after receipt by such Eligible Employee of such notice;


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                  (ii) an Eligible Employee's intentional or habitual neglect of his or her duties for the Employer after prior written notice of such neglect and the continuance thereof for a period of 30 days after receipt by such Eligible Employee of such notice; or

                  (iii) an Eligible Employee's theft or misappropriation of funds or property of the Employer, or the commission of a felony.

             (f) "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time.

             (g) "Committee" means the committee established under Section 3.1.

             (h) "Company" means Analytical Surveys, Inc., or any successor thereto.

             (i) "Effective Date" means the effective date of the Plan, which will be September 8, 2000.

             (j) "Eligible Employees" means any individual not previously employed by Employer or any Subsidiary to whom Options may be granted as an inducement essential to the individual's entering into an employment contract with Employer, as contemplated by Section 4310(c)(25)(G)(i)(a) of the Marketplace Rules of the National Association of Securities Dealers, Inc.

             (k) "Employer" means the Company, any Parent, and any Subsidiary.

             (l) "Exercise Price" means that price at which an Option may be exercised.

             (m) "Fair Market Value" means the officially quoted closing price of the Stock in the over-the counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ") for the date in question, or such other system then in use. If there are no Stock transactions on such date, the Fair Market Value shall be determined as of the immediately preceding date on which there were Stock transactions. If no such prices are reported on NASDAQ, then Fair Market Value shall mean the average of the high and low sale prices for the Stock (or if no sales prices are reported, the average of the high and low bid prices) as reported on the principal regional stock exchange, or if not so reported, as reported by NASDAQ or a quotation system of general circulation to brokers and dealers. In the event the Stock is not traded in the over-the-counter market, the Fair Market Value of the Stock on any date shall be determined in good faith by the Committee after such consultation with outside legal, accounting and other experts as the Committee may deem advisable.

             (n) "Incentive Stock Option" or "ISO" means any Option designated as such and granted in accordance with the requirements of Code Section 422.


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             (o) "Non-Statutory Option" or "NSO" means any Option other than an
Incentive Stock Option.

             (p) "Option" means a right to purchase Stock at a stated price (the Exercise Price) for a specified period of time. As used in this Plan, the term "Option" will refer both to any Non-Statutory Option and any Incentive Stock Option.

             (q) "Option Period" means that period during which a vested Option may be exercised.

             (r) "Parent" means any company during any period in which it is a parent corporation, as defined in Code Section 424(e), with respect to the Company.

             (s) "Plan" means this Analytical Surveys, Inc. Year 2000 Stock Incentive Plan, as it may be amended from time to time.

             (t) "Share" or "Shares" means a share or shares of Stock.

             (u) "Stock" means the common stock of the Company.

             (v) "Subsidiary" means any company during any period in which it is a subsidiary corporation, as defined in Code Section 424(f), with respect to the Company.

         2.2 Gender and Number. Except where otherwise indicated by the context, the masculine gender also shall include the feminine gender, and the definition of any term herein in the singular also shall include the plural.


                                    SECTION 3
                               PLAN ADMINISTRATION

         3.1 Committee. The authority to control and manage the operation and administration of the Plan will be vested in the "Committee" described in this
Section 3.1. The Committee will be appointed by the Board and generally will consist of one or more members of the Board, or such persons as may be appointed from time to time by the Board. If a Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that otherwise would be the responsibility of the Committee.

         3.2 Power and Authority of Committee. The Committee's administration of the Plan will be subject to the following:

             (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Employees those persons who will receive Awards, to determine the time or times of receipt, to determine the types of Awards and the


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number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, to accelerate vesting of Awards, to waive compliance (either generally or in any one or more particular instances) by an Eligible Employee with the requirements of any rule or regulation with respect to an Award, subject to the Plan provisions or other applicable requirements; and (subject to the restrictions imposed by Section 8.2) to cancel or suspend Awards.

             (b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

             (c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, to decide all questions and settle all controversies and disputes which may arise in connection with the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

             (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan will be final and binding on all persons.

             (e) In controlling and managing the operation and administration of the Plan, the Committee will take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

         3.3 Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

         3.4 Indemnification. In addition to any other rights of indemnification, the Company shall provide indemnification, either directly or indirectly through insurance policies or otherwise, for directors, Committee members, employees and former employees against liabilities and expenses they incur with respect to this Plan in connection with holding such positions, in each case to the fullest extent permitted by law. Whenever such a person seeks indemnification by the Company against any liability or expenses incurred in any threatened, pending or completed proceeding in which such person is a party because he or she holds or has held any such position, the Company shall proceed diligently and in good faith to make a determination whether indemnification is permissible in the circumstances. If indemnification is determined to be permissible, the Company shall indemnify such persons to the fullest extent permissible, provided that any indemnification for expenses shall be limited to the amount found


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to be reasonable by an evaluation conducted in a manner permitted by applicable law, and this authorization shall include reimbursement for reasonable expenses incurred in advance of final disposition of the proceeding. This Section shall not be interpreted to limit in any manner any indemnification the Company may be required to pay pursuant to applicable statutes, any court order, or any contract, resolution or other commitment which is legally valid.


                                    SECTION 4
                            STOCK SUBJECT TO THE PLAN

         4.1 Number of Shares. 500,000 Shares are authorized for issuance under the Plan in accordance with the provisions of the Plan. Shares which may be issued upon the grant or exercise of Awards shall be applied to reduce the maximum number of Shares remaining available under the Plan. At all times during the term of the Plan and while any Awards are outstanding, the Company shall retain as authorized and unissued stock at least the number of Shares from time to time required under the provisions of the Plan, or otherwise assure itself of its ability to perform its obligations hereunder. The number of Shares of Stock that may be issued under Options intended to be treated as ISOs shall not exceed the maximum number of Shares available for issuance under the Plan, as set forth above.

         4.2 Unused and Forfeited Stock. Any Shares that are subject to an Award under this Plan which are not used because the terms and conditions of the Award are not met, including any Shares that are subject to an Award which expires or is terminated or canceled for any reason, and any Shares retained by the Company to satisfy applicable withholding obligations automatically shall become available for use under the Plan.

         4.3 Tender of Shares of Stock Upon Exercise of Option. If the Exercise Price of any Option is satisfied by tendering Shares of Stock to the Company, only that number of Shares issued net of the Shares tendered shall be considered issued and delivered for purposes of determining the maximum number of Shares available for issuance under Section 4.1.


                                    SECTION 5
                   CAPITAL CHANGES AND CORPORATE TRANSACTIONS

         5.1 Adjustments for Stock Split, Stock Dividend, Etc.

             (a) If the Company shall at any time increase or decrease the number of its outstanding Shares of Stock, or change in any way the rights and privileges of such Shares by means of the payment of a stock dividend or any other distribution upon such Shares payable in Stock, or through a stock split, subdivision, consolidation, combination, reclassification or recapitalization involving the Stock, then in relation to the Stock that is affected by one or more of the above events, the numbers, rights and privileges of the following shall be increased,


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decreased or changed in like manner as if such Shares had been issued and outstanding, fully paid and nonassessable at the time of such occurrence:

                  (i) the shares of Stock as to which Awards may be granted under the Plan; and

                  (ii) the Shares of Stock then included in each outstanding Award granted hereunder.

         (b) If any adjustment or substitution provided for in this Section 5.1 shall result in the creation of a fractional share under any Award, the fraction shall be disregarded, and the Company shall have no obligation to make any cash or other payment with respect to such fractional share.

         (c) Adjustments under this Section 5.1 shall be made by the Committee, whose determinations with regard thereto shall be final and binding upon all parties.

         5.2 Approved Transaction. An "Approved Transaction" will be deemed to occur if any of the following events occurs:

             (a) Any "person" (as such term is used in Sections 13(d) and 14(d) of the 1934 Act) (i) acquires or becomes a "beneficial owner" (as defined in Rule 13d-3 or any successor rule under the 1934 Act), directly or indirectly, of securities of the Company representing 50% or more of any class of capital stock that is empowered to vote with respect to the election of a majority of the directors of the Company ("Voting Securities"), or (ii) acquires or becomes the beneficial owner of securities of the Company that are currently entitled to convert into Voting Securities, if the holders upon such conversion would hold or be the beneficial owner of 50% or more of the outstanding Voting Securities, or (iii) through the ownership of securities of the Company or by any agreement, voting trust, proxy, or the like (other than a proxy granted as part of a solicitation of proxies by management in the context of an annual or special meeting of stockholders), otherwise has the power to elect a majority of the directors of the Company.

             (b) A reorganization, merger or consolidation of the Company or a statutory exchange of outstanding Voting Securities of the Company, if (i) approval of the stockholders of the Company is required for such transaction, and (ii) the holders of the Company's Voting Securities immediately prior to the transaction receive in the transaction, in their capacities as holders of such Voting Securities, less than 50% of the outstanding Voting Securities of the reorganized, merged or consolidated entity, after giving effect to the transaction.

             (c) A complete liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company (in one or a series of transactions), or the sale of either of the two lines of business of the Company that have generated the largest amount of gross revenues during the two fiscal years immediately preceding the date of the transaction, in


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any such case whether or not approval of the stockholders of the Company is required for such a transaction.

Notwithstanding the foregoing, the following will not constitute an Approved Transaction pursuant to this Section:

                  (A) any acquisition of beneficial ownership by the Company or a Subsidiary of the Company; or

                  (B) any acquisition of beneficial ownership by any employee benefit plan (or related trust) sponsored or maintained by the Company or one or more of its Subsidiaries.

An Approved Transaction also will not be deemed to occur if (x) the acquisition of beneficial ownership of the 50% or greater interest referred to in paragraph
(a) is by any Option Holder or by a group, acting in concert, that includes any Option Holder; (y) a majority of the then combined voting power of the then outstanding Voting Securities (or voting equity interests) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Company, immediately after a reorganization, merger, consolidation, statutory share exchange or disposition of assets referred to in paragraph (b) or (c), will be beneficially owned, directly or indirectly, by any Option Holder or by a group, acting in concert, that includes any Option Holder; or (z) the transaction is a merger or consolidation with a subsidiary of the Company, or the creation of a holding company structure where no material change in beneficial ownership occurs, or a transaction where only the state of incorporation of the Company changes. Any determination whether an Approved Transaction has occurred will be made by the Committee in its sole discretion.

         5.3 Accelerated Vesting Upon Approved Transaction. In the event of any Approved Transaction, notwithstanding any contrary vesting schedule in any Award Agreement or in the Plan, each outstanding Option held by an Eligible Employee who is an employee of an Employer shall become 100% vested in full in respect of the aggregate number of Shares covered thereby on the date of the Approved Transaction.

         5.4 Accelerated Vesting Upon Reduction in Force. In the event of a reduction in force initiated by any Employer, including a reduction in force implemented as a result of an Approved Transaction, notwithstanding any contrary vesting schedule in any Award Agreement or in the Plan, each outstanding Option held by an Eligible Employee who is an employee of an Employer and whose employment is terminated in the reduction in force (excluding terminations for Cause) shall become 100% vested in full in respect of the aggregate number of Shares covered thereby on the date of such termination. The Committee will determine in its sole discretion whether any Eligible Employee's employment is terminated in a reduction in force under this Section.


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                                    SECTION 6
                                     OPTIONS

         6.1 Grant of Options.

             (f) Grant of Options. An Eligible Employee may be granted one or more Options. The Committee, in its sole discretion, shall designate whether an Option is to be considered an ISO or an NSO. The Committee may grant both an ISO and an NSO to the same Eligible Employee at the same time or at different times. ISOs and NSOs, whether granted at the same or different times, shall be deemed to have been awarded in separate grants and shall be clearly identified, and in no event shall the exercise of one Option affect the right to exercise any other Option or affect the number of Shares for which any other Option may be exercised.

         6.2 Participation. ISOs shall not be granted to any person who is not a common-law employee of an Employer. Eligible Employees who have been granted Options may, if otherwise eligible, be granted additional Options.

         6.3 Award Agreements. Each Option granted under the Plan shall be evidenced by a written Award Agreement which shall be entered into by the Company and the Eligible Employee to whom the Option is granted, and which shall contain such terms and conditions as the Committee may consider appropriate in each case. In the event of any inconsistency between the provisions of the Plan and any such agreement entered into hereunder, the provisions of the Plan shall govern.

             (a) Number of Shares. Each Award Agreement shall state that it covers a specified number of Shares, as determined by the Committee.

             (b) Limit on ISOs Granted: Notwithstanding any other provision of the Plan, for any Eligible Employee, the aggregate Fair Market Value of the Shares with respect to which an ISO first is exercisable in any calendar year, under this Plan or any other plan, shall not exceed $100,000. For this purpose, the Fair Market Value of the Shares shall be determined as of the time the Option is granted.

             (c) Exercise Price. The Exercise Price for any Option shall be determined by the Committee and shall be set forth in the Award Agreement.

                  (i) In no event shall the Exercise Price for each Share covered by an ISO be less than the Fair Market Value of the Stock on the date the ISO is granted.

                  (ii) The Exercise Price for each Share covered by an ISO granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary must be at least 110% of the Fair Market Value of the Stock on the date the Option is granted.

                  (iii) The Exercise Price for an NSO may be any price, including a price less than Fair Market Value, in the sole discretion of the Committee, but in no event shall the Exercise Price be less than 85% of Fair Market Value of the Stock.


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             (d) Option Period and Vesting of Options. Each Award Agreement
shall state the Option Period and any vesting requirements applicable to the Option.

                  (i) The Option Period must expire, in all cases, not more than ten years from the date an Award is granted; provided, however, that the Option Period of an ISO granted to an Eligible Employee who then owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company must expire not more than five years from the date such ISO is granted.

                  (ii) Each Award Agreement also shall state the periods of time, if any, as determined by the Committee, when incremental portions of each Option shall vest.

             (e) Termination of Employment or Other Service, Death, Disability, Etc. Except as otherwise set forth in the Award Agreement, each Option shall be subject to the following requirements with respect to the exercise of the Option upon termination of the employment or other service, or the death or disability of the Eligible Employee:

                  (i) Termination for Cause. If the employment or other service of the Eligible Employee is terminated within the Option Period for Cause, as determined by the Company, the Option (whether or not vested) thereafter shall be canceled and void for all purposes.

                  (ii) Death. If the Eligible Employee dies during the Option Period while still employed or while still providing services to the Employer (or within the three-month period described in (iv) below), the Option may be exercised by those entitled to do so under the Eligible Employee's will or by the laws of descent and distribution within twelve (12) months after the Eligible Employee's death (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Eligible Employee's death.

                  (iii) Disability. If the Eligible Employee becomes disabled (within the meaning of Code Section 22(e)) during the Option Period while still employed or while still providing services to the Employer (or within the three-month period described in (iv) below), the Option may be exercised within twelve (12) months after the Eligible Employee's termination of employment or termination of service due to such disability (provided that such exercise must occur within the Option Period), but not thereafter. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of the Eligible Employee's disability.


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                  (iv) Other Terminations. If the employment of, or services provided by, the Eligible Employee with the Employer is terminated within the Option Period for any reason other than Cause, disability, or the Eligible Employee's death, the Option may be exercised by the Eligible Employee within six (6) months after the date of such termination (provided that such exercise must occur within the Option Period), but not thereafter; provided, however, that in the case of an ISO, the ISO must be exercised within three (3) months after the date of such termination. In any such case, the Option may be exercised only as to the Shares as to which the Option had become exercisable on or before the date of termination of employment or termination of services.

             (f) Exercise, Payments, Etc.

                  (i) Except as otherwise provided in the Award Agreement, an Option shall be exercised by delivery to the Corporate Secretary of the Company of written notice specifying the particular Option (or portion thereof) which is being exercised, the number of Shares with respect to which such Option is exercised and including payment of the Exercise Price. Such notice shall be in a form satisfactory to the Committee. The exercise of the Option shall be deemed effective upon receipt of such notice by the Corporate Secretary and payment to the Company of the Exercise Price.

                  (ii) The purchase of such Stock shall take place at the principal offices of the Company upon delivery of such notice, at which time the purchase price of the Stock shall be paid in full by any of the methods or any combination of the methods set forth in (iii) below. A properly executed certificate or certificates representing the Stock shall be issued by the Company and delivered to the Eligible Employee.

                  (iii) The Exercise Price shall be paid by any of the following methods or any combination of the following methods:

                           (A) in cash;

                           (B) by cashier's check payable to the order of the
Company;

                           (C) if approved by the Committee, by delivery to the
Company of certificates representing the number of Shares then owned by the Eligible Employee, the Fair Market Value of which equals the purchase price of the Stock purchased pursuant to the Option, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Eligible Employee for such minimum period of time as may be established from time to time by the Committee. The Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Option shall be the Fair Market Value as of the exercise date and the exercise date shall be the day of the delivery of the certificates for the Stock used as payment of the Exercise Price.


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             (g) Date of Grant. An Option shall be considered as having been granted on the date specified in the grant resolution of the Committee.

             (h) Bonuses. The Committee, in conjunction with any NSO granted under this Plan, may grant a cash bonus to any Eligible Employee to pay in whole or in part for any portion of the exercise price or any tax liability incurred by the exercise of an Options. The amount of any bonus and the time of payment shall be determined in the sole discretion of the Committee and may be included in any Award Agreement in conjunction with which a bonus is to be granted.

         6.4 Stockholder Privileges. Prior to the exercise of the Option and the transfer of Shares to the Eligible Employee, an Eligible Employee shall have no rights as a stockholder with respect to any Shares subject to any Option granted to such person under this Plan, and until the Eligible Employee becomes the holder of record of such Stock, no adjustments shall be made for dividends or other distributions or other rights as to which there is a record date preceding the date such Eligible Employee becomes the holder of record of such Stock, except as provided in Section 5.1.

         6.5 Settlement of Award. Shares of Stock delivered pursuant to the exercise of an Option will be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option as the Committee determines to be desirable.


                                    SECTION 7
                          OPERATION AND ADMINISTRATION

         7.1 Employment. Nothing contained in the Plan or in any Award shall confer upon any Eligible Employee any right with respect to the continuation of his or her employment by, or other services with, the Employer, or interfere in any way with the right of the Employer, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or service, or to increase or decrease the compensation of such Employee from the rate in existence at the time of the grant of an Award.

         7.2 Leaves of Absence. Whether an authorized leave of absence, or absence in military or government service, shall constitute a termination of employment or service shall be determined by the Committee at the time.

         7.3 Transfers of Awards. Except as otherwise provided in the Award Agreement, or as the Committee shall determine from time to time, no right or interest of any Eligible Employee in an Award granted pursuant to the Plan shall be assignable or transferable during the lifetime of the Eligible Employee, either voluntarily or involuntarily, or be subjected to any lien, directly or indirectly, by operation of law, or otherwise, including execution, levy, garnishment,


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attachment, pledge or bankruptcy. In the event of an Eligible Employee's death, an Eligible Employee's rights and interests in Awards shall, to the extent provided in this Plan, be transferable by testamentary will or the laws of decent and distribution. In the opinion of the Committee, if an Eligible Employee is disabled from caring for his or her affairs because of mental condition, physical condition or age, such Eligible Employee's Awards shall be exercised by such person's guardian, conservator or other legal personal representative upon furnishing the Committee with evidence satisfactory to the Committee of such status.

         7.4 Withholding Requirements.

             (a) Generally. The Company's obligations to deliver Shares upon the exercise of an Option shall be subject to the Eligible Employee's satisfaction of all applicable federal, state and local income and other tax withholding requirements.

             (b) Withholding With Stock. At the time an Option is exercised by the Eligible Employee, the Committee, in its sole discretion, may permit the Eligible Employee to pay all such amounts of tax withholding, or any part thereof, by transferring to the Company, or directing the Company to withhold from Shares otherwise issuable to such Eligible Employee, Shares having a value equal to the amount required to be withheld or such lesser amount as may be determined by the Committee at such time. The value of Shares to be withheld shall be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined.

         7.5 Investment Representations. The Company may require any person to whom an Award is granted, as a condition of exercising such Award, to give written assurances, in the substance and form satisfactory to the Company and its counsel, to the effect that such person is acquiring the Stock subject to the Award for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws. Legends evidencing such restrictions may be placed on the certificates evidencing the Stock.

         7.6 Compliance with Securities Laws. Each Award shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the Shares subject to such Award upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of Shares thereunder, such Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Committee. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

         7.7 Stock Restriction Agreement. The Committee may provide that shares of Stock issuable upon the exercise or grant of an Award shall, under certain conditions, be subject to


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restrictions whereby the Company has a right of first refusal with respect to such shares or a right or obligation to repurchase all or a portion of such shares, which restrictions may survive an Eligible Employee's term of employment or service with the Company.

         7.8 Other Employee Benefits. The amount of any compensation deemed to be received by an Eligible Employee as a result of the exercise or grant of an Award shall not constitute "earnings" with respect to which any other employee benefits of such Eligible Employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.


                                    SECTION 8
                  PLAN AMENDMENT, MODIFICATION AND TERMINATION

         8.1 Termination and Amendment of Plan. The Board may at any time terminate, and from time-to-time may amend or modify, the Plan; provided, however, that no amendment or modification may become effective without approval of the amendment or modification by the stockholders if stockholder approval is required to enable the Plan to satisfy any applicable statutory or regulatory requirements, or if the Company, on the advice of counsel, determines that stockholder approval otherwise is necessary or desirable.

         8.2 No Effect on Outstanding Awards. No termination, amendment, or modification shall adversely affect the rights and obligations with respect to Awards outstanding under the Plan, without the consent of the Eligible Employee holding such Award.

         8.3 Duration of Plan. If not sooner terminated under Section 8.1, the Plan shall fully cease and expire at midnight on the date that is ten years from the Effective Date of the Plan. Options outstanding at the time of the Plan termination may continue to be exercised in accordance with their terms.


                                    SECTION 9
                               REQUIREMENTS OF LAW

         9.1 Federal Securities Law Requirements. With respect to persons subject to Section 16 of the 1934 Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the 1934 Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

         9.2 Governing Law. The Plan and all Award Agreements hereunder shall be construed in accordance with and governed by the laws of the State of Colorado.

ANALYTICAL SURVEYS, INC.                      NOTICE OF GRANT OF STOCK OPTIONS
                                                           AND AWARD AGREEMENT
================================================================================
Effective on the Grant Date, you (the Participant) have been granted a Nonstatutory Stock Option, as described below, under the Analytical Surveys, Inc. Officer and Employee Recruitment Stock Incentive Plan (the Plan) to buy shares (the Option Shares) of common stock of Analytical Surveys, Inc. (the Company) at the exercise price and subject to the vesting provisions set forth below:

                  Participant Name:
                                            ---------------------------
                  Grant Date:
                                            ---------------------------
                  Option Shares:
                                            ---------------------------
                  Exercise Price:
                                            ---------------------------
                  Option Expiration Date:
                                            ---------------------------
                  Vesting Provisions:       Option  Shares  will become  vested
                                            on the Vesting Dates only if you
                                            are employed on the Vesting Date.

--------------------------------------------------------------------------------
    OPTION SHARES VESTED                          VESTING DATE
--------------------------------------------------------------------------------
25% of Original Option Shares             Six months from the Grant Date
--------------------------------------------------------------------------------
50% of Original Option Shares             12 months from the Grant Date
--------------------------------------------------------------------------------
75% of Original Option Shares             24 months from the Grant Date
--------------------------------------------------------------------------------
100% of Original Option Shares            36 months from the Grant Date
--------------------------------------------------------------------------------

OPTIONAL PROVISIONS - Notwithstanding the foregoing vesting provisions, the Option will be subject to the following provisions:

Notwithstanding any other provision of the Plan, the Option Shares will become 100% vested and exercisable upon a termination of Participant's employment without "Cause," or any termination by the Participant for "Good Reason," as both such terms are defined in any employment agreement then in effect between the Participant and the Company, and the Participant will have six (6) months after any such termination within which to exercise such Options.

--------------------------------------------------------------------------------

By your signature and the Company's signature below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Analytical Surveys, Inc. Officer and Employee Recruitment Stock Incentive Plan, which is incorporated as part of this Award Agreement, and which is attached hereto.

--------------------------------------------------------------------------------


Analytical Surveys, Inc.

By:                                           Date:
    -----------------------------                  ----------------------------


                                              Date:
---------------------------------                  ----------------------------